UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2016

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Hartwell Avenue

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 26, 2016 (Australian Eastern Daylight Time), GI Dynamics, Inc. (the “Company”) issued an Australian Securities Exchange (“ASX”) announcement containing its preliminary financial results for the fiscal year ended December 31, 2015. A copy of the ASX announcement is attached hereto as Exhibit 99.1. The preliminary financial results are currently under audit by the Company’s auditors, Ernst & Young LLP, with final audited results to be released in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

On February 26, 2016 (Australian Eastern Daylight Time), the Company also lodged its Preliminary Final Report on Appendix 4E for the year ended December 31, 2015 with the Australian Securities Exchange, a copy of which is attached hereto as Exhibit 99.2. The Preliminary Final Report is prepared in U.S. dollars.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

See Item 2.02 above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: February 26, 2016	/s/ Robert Solomon
Robert Solomon
Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1*	ASX Announcement dated February 26, 2016.

99.2*	Appendix 4E Preliminary Final Report for the year ended December 31, 2015.

*	Exhibit 99.1 and Exhibit 99.2 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall they be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.